UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 22, 2008


                          ROCKY MOUNTAIN MINERALS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wyoming                        0-9060                    83-0221102
         -------                        ------                    ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)


2480 North Tolemac Way, Prescott, Arizona                           86305
-----------------------------------------                           -----
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On December 22, 2008, Rocky Mountain Minerals, Inc (RMMI) received notification from David Bruce Hill of his resignation from the Company. Mr. Hill is retiring from all corporate activities. Mr. Hill leaves on good terms from the Company, effective December 22, 2008.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKY MOUNTAIN MINERALS, Inc.

Date: December 22, 2008                      By: /s/ M.A. Muzzin
                                                 ----------------
                                             M.A. Muzzin
                                             President



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